EXHIBIT NO. 10.1

                      August 15, 2001

Neoteric Cosmetics, Inc.
4880 Havana Street
Denver, CO 80239
Attention: Mark E. Goldstein, President

Ladies and Gentlemen:

    This letter agreement concerns the Sales Distribution Rights Agreement (the "Agreement") dated as of December 1, 2000 between you and us. We and you wish to waive mutually the provision in clause 8 dealing with the minimum net sales in calendar year 2001. Accordingly, we and you agree that the following sentence in clause 8(1)(v) of the Agreement is hereby deleted and that there is no replacement "calendar year (2001) is $8 million USD." In all other respects, the Agreement remains in full force and effect.

                      Very truly yours,
                      MONTAGNE JEUNESSE, a trading division of
                      Medical Express (UK) Ltd.

		By:	/s/ GREGORY BUTCHER Name: Gregory Butcher Title: Chairman
AGREED:
NEOTERIC COSMETICS, INC.
By:	/s/ MARK E. GOLDSTEIN Name: Mark E. Goldstein Title: President

Date: August 15, 2001